Fidelity D&D BANCORP, INC.

NASDAQ: FDBC

INVESTOR PRESENTATION

JANUARY 29, 2025



Forward-looking statements

Certain of the matters discussed in this presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "estimate," and similar expressions are intended to identify such forward-looking statements.

The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

- local, regional and national economic conditions and changes thereto;
- the short-term and long-term effects of inflation, and rising costs to the Company, its customers and on the economy;
- the risks of changes and volatility of interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;
- securities markets and monetary fluctuations and volatility;
- disruption of credit and equity markets;
- impacts of the capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;
- governmental monetary and fiscal policies, as well as legislative and regulatory changes;
- effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
- the impact of new or changes in existing laws and regulations, including laws and regulations concerning taxes, banking, securities and insurance and their application with which the Company and its subsidiaries must comply;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
- the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;
- the effects of economic conditions of any pandemic, epidemic or other health-related crisis such as COVID-19 and responses thereto on current customers and the operations of the Company, specifically the effect of the economy on loan customers' ability to repay loans;
- the effects of bank failures, banking system instability, deposit fluctuations, loan and securities value changes;
- technological changes;
- the interruption or breach in security of our information systems, continually evolving cybersecurity and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;
- acquisitions and integration of acquired businesses;
- the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities;
- acts of war or terrorism; and
- the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

The Company cautions readers not to place undue reliance on forward-looking statements, which reflect analyses only as of the date of this document. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Readers should review the risk factors described in other documents that we file or furnish, from time to time, with the Securities and Exchange Commission, including Annual Reports to Shareholders, Annual Reports filed on Form 10-K, Quarterly Reports on Form 10-Q, and other current reports filed or furnished on Form 8-K.


Fidelity BANK

Vision Statement

Fidelity bankers are passionate about success and committed to building strong relationships through exceptional client experiences.

Fidelity Bank will be the best bank for our bankers to work, our clients to bank, our shareholders to invest, and for our community to prosper.

Who We Are

Fidelity D & D Bancorp, Inc. Overview

Company Overview

Headquarters	Dunmore, PA
Ticker / Exchange	FDBC / NASDAQ
Market Capitalization	$283,277
Outstanding Shares	5,804,877
Year Established	1902
Branches	21

Financial Overview

Total Assets	$2,584,616	LTM ROAA	0.83%
Gross Loans	$1,800,856	LTM ROAE	10.58%
Total Deposits	$2,340,820	LTM NIM	2.72%
Loans / Deposits	76.93%	LTM Effic. Ratio	66.19%
TCE / TA	7.16%	NPAs / Assets	0.30%
RBC Ratio	14.78%	Reserves / NPAs	251.97%
Wealth Management AUM/A	$935 million		

Note: All dollars in thousands unless otherwise noted



Carbondale
Honesdale
Narrowsburg
Tunkhannock
Lake Ariel
Hawley
Delaware State Forest
Nanticoke
Tobyhanna
Mt Pocono
Berwick
Jim Thorpe
Lehighton
Palmerton
Slatington
Shenandoah
Frackville
Tamaqua
Pottsville
Schuylkill Haven
Northampton
Allentown

RETAIL BANKING	COMMERCIAL	FEE BASED BUSINESS
• 21 branch locations, 27 owned/operated ATMs, and 40,000 ATMs through MoneyPass© • Online and Mobile Banking • Personal Lending • Indirect Auto Lending • Secured and Unsecured Consumer Loans	• C&I CRE Lending • SBA Lending • Cash Management • Card and Payment Services	• Retirement Planning • Wealth Management • Brokerage and Advisory Services • Trust & Fiduciary Services

Key Highlights

- High performing community-focused bank with a proven track record of strong organic growth in a low growth legacy market.
- Low-cost core deposits with strong market share in legacy market.
- Ten consecutive years of increased dividend payout.
- Proven ability to successfully complete acquisitions and integrations.
- Conservative credit culture that has produced strong asset quality and a diversified portfolio.
- Well diversified fee income source, including mortgage banking, wealth management, and debit card interchange revenue.
- Commitment to success and commitment to building strong relationships through an extraordinary client experience.
- Multi-year commitment to technology to support the client-first and banker digital transformation.

Making our Move

2022 | 2023 | 2024



Future Corporate Headquarters Scranton Electric Building

Nasdaq 5 Year Anniversary



Branch relocation in Bethlehem. Currently $57 million in deposits.

Newsweek America's Best Regional Banks and Credit Unions



New Branch added in Wilkes-Barre. Currently $34 million in deposits.

$2.6 Billion

Attained total assets of 2.6 billion by the end of 2024


Fidelity BANK

Renovation of Dunmore branch completed, featuring a fully-equipped café and free community meeting rooms. Currently $384.7 million in deposits.

Newsweek America's Best Regional Banks and Credit Unions


Fidelity BANK

Branch relocation in Easton. Currently $55.7 million in deposits.



Visit from Governor Shapiro at Future Corporate Headquarters (Scranton Electric Building)

Deposit Market Share

Lackawanna, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	PNC Bank, National Association	7	$1,961,511	26.36%
2	The Fidelity Deposit and Discount Bank	9	$1,168,103	15.70%
3	Peoples Security Bank and Trust Company	9	$866,958	11.92%
4	FNCB Bank	6	$700,997	9.42%
5	NBT Bank, National Association	9	$579,226	7.79%
6	Wells Fargo Bank, National Association	5	$538,054	7.23%
7	Community Bank, National Association	9	$522,048	7.02%
8	First National Bank of Pennsylvania	4	$324,044	4.36%
9	Citizens Savings Bank	4	$243,562	3.27%
10	The Honesdale National Bank	3	$150,668	2.03%
	Total for Institutions in Market	77	$7,440,163	
	Out of 18 Institutions			

Luzerne, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	PNC Bank, National Association	9	$1,592,075	20.62%
2	Manufacturers and Traders Trust Company	9	$1,356,830	17.58%
3	FNCB Bank	9	$647,914	8.39%
4	Wells Fargo Bank, National Association	4	$597,958	7.75%
5	Community Bank, National Association	9	$584,570	7.57%
6	Citizens Bank, National Association	6	$570,515	7.39%
7	The Luzerne Bank	8	$543,697	7.04%
8	The Fidelity Deposit and Discount Bank	7	$474,200	6.14%
9	Truist Bank	4	$371,514	4.81%
10	First Keystone Community Bank	8	$329,799	4.27%
	Total for Institutions in Market	88	$7,719,365	
	Out of 19 Institutions			

Northampton, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	Wells Fargo Bank, National Association	9	1,240,134	16.69%
2	Truist Bank	7	1,142,171	15.37%
3	Fulton Bank, National Association	7	931,890	12.54%
4	Embassy Bank for the Lehigh Valley	4	906,893	12.21%
5	PNC Bank, National Association	6	660,436	8.89%
6	The Fidelity Deposit and Discount Bank	7	528,695	7.12%
7	Bank of America, National Association	3	477,731	6.43%
8	TD Bank, National Association	4	473,181	6.37%
9	Santander Banker, N.A.	2	250,279	3.37%
10	First Northern Bank and Trust Company	4	201,871	2.72%
	Total for Institutions in Market	69	7,429,680	
	Out of 21 Institutions			

Source: FDIC as of 6/30/2024

Your Fidelity BANK Team


Daniel J. Santaniello
President
Chief Executive Officer
Joined 2001


Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer
Joined 2003


Eugene J. Walsh
Executive Vice President
Chief Operating Officer
Joined 2014


Ruth Turkington
Executive Vice President
Chief Consumer Banking Officer
Joined 2023


Michael J. Pacyna, Jr.
Executive Vice President
Chief Lending Officer
Joined 2015


Timothy P. O'Brien
Sr. Executive Vice President
Chief Business Development Officer
Joined 2008


Nicholas A. Parise
Sr. Vice President
Director of Wealth Management
Joined 2019


Rose Ungaro
Sr. Vice President
Human Resources Director
Joined 2024


Theresa Hinton Esq., CTFA
Sr. Vice President
General Counsel
Joined 2015

Investment Thesis

High Performing Community Bank

- Above peer group average total return to shareholders. Strong growth since 2020:
  - Assets: 52.1%
  - Gross Loans: 56.7%
  - Deposits: 55.1%
  - Net Income: 59.5%

Diversified Balance Sheet

- Loans mix 56.9% commercial; 43.1% retail.
- High quality investments portfolio 21.7% of total assets.

Low-Cost, Relationship Deposits

- Prudent balance sheet management during elevated rate environment and inverted yield curve.
- 52% DDA and interest-bearing checking driving below peer group cost of funds 1.99%.

Disciplined and Strategic M&A

- Completed two strategic acquisitions in the last five years- out-of-market and in-market.

Diversified Fee Income Source

- Strong residential mortgage loan franchise.
- Expanding wealth management offering.
- Deposit fee income (debit card interchange).
- Insurance sales and licensing of branch bankers.

Acquisition of MNB Corporation

- Extended Fidelity Bank franchise into Lehigh Valley markets with strong demographics and economic growth.
- Low risk, mature franchise with long-term relationships.
- Organization had excellent credit quality.
- Core EPS accretion of 17% in 2021.
- Was marginally accretive to tangible book value.
- Cost saves presented enhanced efficiency and profitability.
- Material revenue enhancement (Mortgage Lending, Wealth Management).

Lehigh Valley Expansion

Why Lehigh Valley?

- Super regional financial institutions dominate market share.
- Organic growth opportunity with median household income $80k; median home value $236K.
- Differentiated client experience, community bank carve out potential (voted Best Bank in the Lehigh Valley by the readers of the Morning Call).
- Favorable employment rate.
- High concentration of micro and Small Businesses aligned with target
- Ongoing household growth from migration from New York City and New Jersey.


Monroe
Warren (NJ)
Carbon
Northampton
Lehigh
Hunterdon (NJ)
Berks
Bucks
Montgomery

Acquisition of Landmark Bancorp, Inc.

- Materially increased Fidelity Bank's market share in Luzerne County.
- Superior cost saves and rightsizing Landmark's profitability, attractive EPS accretion of 13.6% in 2022.
- Defended against a competitor entering Luzerne and Lackawanna Counties.
- Mature franchise with long-term relationships.
- Marginally dilutive to tangible book value with earn back less than 1 year.
- Created enhanced efficiency and profitability.

Wealth Management

Through a client centric approach, Wealth Management non-interest income increased from $2.5 million in 2020 to $4.7 million in 2024, or 17.08% CAGR.

Fidelity BANK WEALTH MANAGEMENT

Team Based Model

- Planning Focused
- Trust Planning and Administration
- Estate Planning
- Retirement Planning
- Investment Management
- Coordination with Other Professionals (attorney, CPA, etc.)

Fidelity Asset Management Services AT FIDELITY BANK

Single Advisor Model

- Financial Planning
- Individual Retirement Planning
- Investment Management
- Insurance Solution
- Annuity Solutions
- Retirement Plan Services

Strategic Initiatives & Strategy

Strengthen Fidelity's Core Foundation | Optimize the Engines of Growth | Create a well defined and executable Strategic Plan | Invest in Human Talent | Continue to evolve a high-performing culture | Ensure a distinctive Fidelity Brand

Strengthen the Bank's Core Foundation
- Launch a Fraud Investigative Unit
- Enhance Online Banking Platform & Mobile App
- Implement Internal Process Improvements

Optimize Engines of Growth
- Enhance Advice Center Strategy
- Launch New Insurance Offerings
- Own The Small Business Segment
- Offer New Retirement Plan Services

Executable Strategic Growth Plan
- Assess Attractiveness in the Regional PA Markets and Establish "Ultimate" Destinations

Invest in Human Talent
- Invest in Top Talent
- Foster Leadership Development
- Offer Projects/Conferences

Continue to Evolve a High Performing Culture
- Promote Accountability & Empowerment
- Provide Clear Vision
- Drive Urgency & Excellence

Ensure a Distinctive Brand
- Market Research & Competitor analysis
- Align Brand Across All Channels
- Promote Bank Volunteerism

Financial Performance & Highlights

	2020	2021	2022	2023	2024
Balance Sheet					
Total Assets	$1,699,510	$2,419,104	$2,378,372	$2,503,159	$2,584,616
Total Net Loans	$1,135,236	$1,449,231	$1,548,662	$1,667,749	$1,781,190
Total Deposits	$1,509,505	$2,169,865	$2,166,913	$2,158,425	$2,340,820
Total Equity	$166,670	$211,729	$162,950	$189,479	$203,969
Loans/Deposits (%)	74.17%	66.05%	72.26%	78.14%	76.93%
Profitability					
Net Income	$13,035	$24,008	$30,021	$18,210	$20,794
Core ROAA	0.87%	1.13%	1.25%	0.76%	0.83%
Core ROAE	9.06%	12.69%	17.37%	10.56%	10.58%
Net Interest Margin	3.30%	3.23%	3.28%	2.81%	2.72%
Efficiency Ratio	58.70%	56.31%	56.02%	62.67%	66.19%
Asset Quality					
NPAs/ Assets	0.39%	0.27%	0.17%	0.13%	0.30%
NPA Excl. Restructured/ Assets	0.24%	0.14%	0.14%	0.13%	0.30%
NCOs/ Avg. Loans	0.08%	0.04%	0.04%	0.04%	0.03%
Loan Loss Reserves/ Gross Loans	1.24%	1.07%	1.10%	1.12%	1.09%
Reserves/ NPAs	215.31%	245.27%	421.45%	565.93%	251.97%
Capital					
TCE Ratio	9.34%	7.93%	6.01%	6.79%	7.16%
Leverage Ratio	8.81%	7.94%	8.69%	9.22%	9.22%
CET1 Ratio	15.21%	13.40%	13.27%	13.42%	13.86%
Tier 1 Ratio	15.21%	13.40%	13.27%	13.42%	13.86%
Total Capital Ratio	16.46%	14.51%	14.35%	14.67%	14.78%

Note: All dollars in thousands unless otherwise note

Balance Sheet Mix

Loan Portfolio



Commercial R/E Owner
16.9%
$304,889
Residential Mortgages
29.3%
$527,375
Commercial & Ind
15.2%
$274,540
Indirect Auto
6.3%
$112,710
Commercial R/E Non Owner
24.7%
$445,149
Direct Consumer
7.6%
$136,192

- Gross loans of $1.8 billion
- 5.43% loan yield year to date 12/31/2024
- 56.9% of loans are C&I and CRE

- Loans were up $114 million from 2023 or 7%.
- Non-Owner Occupied CRE at 218% of Total Capital.
- Loan-to-Deposit Ratio of 76.9%.
- Consumer Loans includes auto, home equity lending and other.
- Average FICO in Home Equity portfolio of 742.
- Average FICO in Indirect Non-Recourse portfolio of 751.
- Average FICO in Residential Mortgage portfolio 750.

Balance Sheet Mix

Deposit Base



Non-interest Bearing Checking 22.8%
CDs 14.5%
Savings 8.1%
MMDA 25.9%
Interest Bearing Checking 28.7%

- **Total Deposits of $2.3 billion**
- **51.5% of deposits are transaction accounts**

- **Cost of Total Deposits up 59 bps from 2023.**
- **Cost of Interest-Bearing Liabilities was up 67 bps from 2023.**
- **Deposits increased $182.4 million or 8.5%.**
- **Non-interest Bearing Deposits were 23% of total deposits at year end 2024.**
- **Loans-to-Deposit Ratio was 79.6%.**

Comparison To 2023 unless other wise noted.

Yield & Cost Trends

Yield on Investment Securities


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.48%
2.04%
2.17%
2.18%
2.23%
2020
2021
2022
2023
2024

Yield on Loans


6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.27%
4.29%
4.30%
4.98%
5.43%
2020
2021
2022
2023
2024

Cost of Deposits


2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.37%
0.19%
0.28%
1.35%
1.94%
2020
2021
2022
2023
2024

Net Interest Margin


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.30%
3.23%
3.28%
2.81%
2.72%
2020
2021
2022
2023
2024

Profitability Trends

Return on Average Assets


1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.87%
1.13%
1.25%
0.76%
0.83%
2020
2021
2022
2023
2024

Net Income


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$13,035
$24,008
$30,021
$18,210
$20,794
2020
2021
2022
2023
2024

All dollars in thousands

Credit Quality Trends


Nonperforming Assets / Total Assets
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.39%
0.27%
0.17%
0.13%
0.30%
2020
2021
2022
2023
2024


Allowance for Loan Losses / Gross Loans
1.30%
1.20%
1.10%
1.00%
0.90%
1.24%
1.07%
1.10%
1.12%
1.09%
2020
2021
2022
2023
2024


Net Charge-Offs (Recoveries) / Average Loans
0.10%
0.05%
0.00%
0.08%
0.04%
0.04%
0.04%
0.03%
2020
2021
2022
2023
2024

Shareholder Value

Net Income & EPS


Net Income
EPS
$40,000
$30,000
$20,000
$10,000
$0
$6.00
$4.00
$2.00
$0.00
$2.82
$4.48
$5.29
$3.19
$3.60
$13,035
$24,008
$30,021
$18,210
$20,794
2020
2021
2022
2023
2024

Tangible Shareholders' Equity


$200,000
$150,000
$100,000
$50,000
$0
$157,883
$190,160
$141,782
$168,667
$183,465
2020
2021
2022
2023
2024

Tangible Book Value Per Share


$40.00
$30.00
$20.00
$10.00
$0.00
$31.72
$33.68
$25.18
$29.57
$31.98
2020
2021
2022
2023
2024

Dividends


$1.80
$1.50
$1.20
$0.90
$0.60
$0.30
$0.00
$1.14
$1.23
$1.35
$1.46
$1.54
2020
2021
2022
2023
2024

All dollars in thousands except per share values

Capital Strength



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
16.46%
14.51%
14.35%
14.67%
14.78%
8.81%
9.34%
7.94%
7.93%
8.69%
9.22%
9.22%
6.01%
6.79%
7.16%
2020
2021
2022
2023
2024
Total Capital Ratio
Tier 1 Leverage Ratio
Tangible Equity/Tangible Assets

Net Interest Income & Net Interest Margin

Net Interest Income ($ in thousands)
and Net Interest In Margin (%)


$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
3.40%
3.20%
3.00%
2.80%
2.60%
2.40%
2.20%
2.00%
$44,185
$61,829
$72,274
$62,047
$61,865
3.30%
3.23%
3.28%
2.81%
2.72%
2020
2021
2022
2023
2024
Net Interest Income
Net Interest Margin

Quarterly Highlights

- **Net Interest Margin decreased 9 bps to 2.72%, primarily due to the increase in cost of interest—bearing liabilities outpacing the increase in yield on interest earning asset.**
  - **Interest earning asset yields increased 44 bps.**
  - **The cost of interest-bearing liabilities increased 67 bps.**
- **Net interest income decreased $0.2 million to $62 million for 2024.**

Net Interest Income and Net Interest Margin are shown on a fully tax equivalent basis, which is a non-GAAP measure.

Comparison to 2023 unless otherwise stated.

Stock Market Performance


Total Return Performance
Fidelity D & D Bancorp, Inc.
Russell 3000 Index
KBW NASDAQ Bank Index
Index Value
200
150
100
50
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23
12/31/24

Index	Period Ending 12/31/19	12/31/20	12/31/21	12/31/22	12/31/23	12/31/24
Fidelity D & D Bancorp, Inc.	100.00	105.93	99.37	81.94	104.00	90.24
Russell 3000 Index	100.00	120.89	151.91	122.73	154.59	191.39
KBW NASDAQ Bank Index	100.00	89.69	124.06	97.52	96.65	132.60

Sources: Graph: S&P Global Market Intelligence, Summary Data: Company information as of 12/31/2024

Summary Market Profile	
Ticker	FDBC
Exchange	NASDAQGM
Stock Price	$ 48.80
Market Cap. ($M)	$ 283
Dividend Yield	3.16%
<u>Average Daily Volume (3 months)</u>	
Avg Daily Volume (Shares)	9,630
Avg Daily Volume ($000s)	$ 505
<u>52-week High/Low</u>	
High (11/06/2024)	$ 61.21
Low (07/08/2024)	$ 41.10
% Difference vs 52-week High	-20.27%
% Difference vs 52-week Low	18.73%
<u>Valuation Ratios</u>	
Price/ Tg. Book Value	152.6%
Price/ MRQ EPS	47.8x
Price/ LTM EPS	13.4x

Digital Alignment and Culture Engagement

Senior Leadership
- Strong Senior Leadership to move forward.
- Drive digital culture internally & externally.
- Digital touchpoints from client to employees.
- Set priorities that align to strategy.

Empower Employees
- Empower employees to look at existing processes and remove friction.
- Encourage a climate of autonomy.

Inclusiveness
- Digital Culture change is all lines of business and operations striving to make the change.
- Identify manual processes and collaborate with IT to replace with robotic process automation (RPI) and artificial intelligence (AI).

Customer Centric
- Meet rising client expectations for intuitive, frictionless, and real time banking services.
- Empower the client to select their choice of multi-channel delivery options – branch, digital, chat, contact center.

Innovation
- Continue to build on the innovative digital transformations adopted during the COVID era.
- Examples include Credit Sense, TransferNow, etc.

Governance
- Enhance governance to embrace the digital realities.
- Broaden the scope of the IT Steering Committee.
- Launch a Fraud Investigative Unit.

Digital Roadmap


Recommendation
Strategic Priority
2024
2025
2026
2027
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Evaluate ROB/BOB Replacement
Strengthen Core Foundation
Evaluate & implement dispute management system
Strengthen Core Foundation
Implement Internal Process Improvements
Strengthen Core Foundation
In-Branch Account Opening Omni-Channel
Strengthen Core Foundation
SimpleNexus process optimization
Strengthen Core Foundation
CRM Selection & Implementation
Engines of Growth
Consumer LOS Evaluation
Engines of Growth
Evaluate P2P solutions (Zelle, Neural Payments, etc.)
Engines of Growth
Implement a ROB/BOB Replacement
Engines of Growth
Launch a Fraud Investigative Unit
Strengthen Core Foundation

Digital Adoption Rates

50.6% increase in Business App users

11.4% increase in Business Online Banking users

4.1% increase in Consumer App users

9.0% increase in Consumer Online Banking users

15% increase in mobile dollars deposited

11.9% increase in Online Consumer Loan Applications

38% increase in Debit Card self-service

12.6% increase in Current Deposit Balances of digital account openings

Comparison of December 2022 to December 2024.

Community Involvement & Accolades

- 24,702 hours donated by Bankers since 2018 to community organizations through the Volunteer Time Off program.
- $1.28 million given in philanthropic support to organizations, groups and schools throughout the community in 2024.
- Received the Bauer 5-star for 44 consecutive quarters (Q1 2014 - Q4 2024)
- Ranked 54th of the "Top 200 Community Banks" in the U.S. by American Banker eleven times since 2014.
- Earned a 4.5-star rating on Newsweek's Best Regional Bank and Credit Unions list for a 2nd consecutive year.
- Ranked #1 mortgage lender in Northeastern Pennsylvania for fifteen consecutive years.*
- Received numerous other regional accolades.

*based on HMDA data

Fidelity BANK

Bauer Financial 2024
"5-Star Rating"
44 Consecutive Quarters

American Banker 2024
"Top 200
Community Banks"

"America's Best
Regional Banks
and Credit Unions"

#1 Mortgage Lender in
Lackawanna County & Top 5
Mortgage Lender in NEPA and
Lehigh Valley.*

The Times-Tribune 2024
"Best Bank"

Times Leader 2024
Best of Lackawanna
"Best Mortgage Company"

NEPA BEST PLACES TO WORK 2024

Times Leader 2024
Gold Winner
"Best Places to Work"